Exhibit 99.1

Independence Realty Trust Announces First Quarter 2018 Financial Results

PHILADELPHIA – (BUSINESS WIRE) – April 25, 2018 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its first quarter 2018 financial results.

First Quarter Highlights

•	Completed the acquisition of the last two properties in the nine-community portfolio acquisition announced in September 2017.

•	Completed the acquisition of two communities in Columbus, OH that align with IRT’s investment strategy.

•	Commenced first phase of the value add initiative in all five identified communities and on target to deliver projected returns by late 2018 and early 2019.

•	Net income allocable to common shares of $3.4 million for the quarter ended March 31, 2018 as compared to $4.1 million for the quarter ended March 31, 2017.

•

Core Funds from Operations (“CFFO”) of $15.6 million for the quarter ended March 31, 2018 as compared to $13.0 million for the quarter ended March 31, 2017. CFFO per share was $0.18 for the first quarter.

•	Adjusted EBITDA of $23.0 million for the quarter ended March 31, 2018 as compared to $19.5 million for the quarter ended March 31, 2017.

Same-Store Property Operating Results

First Quarter 2018 Compared to First Quarter 2017(1)
Rental income	1.7% increase
Total revenues	2.0% increase
Property level operating expenses	2.1% increase
Net operating income (“NOI”)	2.0% increase
Portfolio average occupancy	50 bps increase to 94.4%
Portfolio average rental rate	1.5% increase to $1,020
NOI Margin	10 bps decrease to 59.7%

(1)	Same store portfolio for the three months ended March 31, 2018 includes 42 properties, which represent 11,677 units.

“IRT’s first quarter performance demonstrates our continued ability to generate organic operating returns while simultaneously bolstering our presence in core markets,” said Scott Schaeffer, IRT’s Chairman and CEO. “Healthy fundamentals across our key markets, combined with a proactive approach to asset management, has supported continued accretion of same-store fundamentals. Further, our recent acquisitions fit perfectly with our investment thesis to own and operate in non-gateway markets with supply and demand imbalances, while enhancing scale. Looking ahead, we remain on track to achieve our 2018 guidance objectives. We believe our value add initiatives and focused strategy will unlock substantial value and position IRT for success over the long term.”

Property Acquisitions

On January 3, 2018, IRT completed the acquisition of two communities representing the completion of the nine-property portfolio acquisition initially announced in September 2017. In whole, the nine-community portfolio totaled 2,352 units and was acquired for a gross purchase price of $228.1 million. IRT assumed $58.5 million of property level debt in association with three of the acquired assets.

On January 4, 2018, IRT completed the acquisition of a 312-unit community located in Columbus, OH for approximately $36.8 million. As of March 31, 2018, the community was 93.0% occupied with average rent of $1,079.

On February 27, 2018, IRT completed the acquisition of a 235-unit community located in Columbus, OH for approximately $23.0 million. As of March 31, 2018, the community was 99.2% occupied with average rent of $881.

Capital Expenditures

For the three months ended March 31, 2018, recurring capital expenditures for the total portfolio were $1.2 million, or $80 per unit.

2018 EPS and CFFO Guidance

IRT is reiterating its 2018 full year guidance. EPS per diluted share is projected to be in a range of $0.26 to $0.31. CFFO per diluted share is projected to be in the range of $0.74 to $0.79. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share, a non-GAAP financial measure, is included below. Also included below are the primary assumptions underlying this estimate. See the statements and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s definition and rationale for the usefulness of CFFO.

2018 Full Year EPS and CFFO Guidance (1)	Low	High
Net income allocable to common shares	$0.26	$0.31
Earnings per share	$0.26	$0.31

2018 EPS and CFFO Guidance
Net income allocable to common shares	$0.26	$0.31
Adjustments:
Depreciation and amortization	0.43	0.43
Share base compensation	0.03	0.03
Amortization of deferred financing fees	0.02	0.02
CORE FFO per share allocated to common shareholders	$0.74	$0.79

(1)

This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2018 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our estimate is based on the following key operating assumptions for IRT’s 2018 performance:

Same Store Communities	2018 Outlook
Number of properties/units	42 properties /11,677 units
Property revenue growth	3.0% to 4.0%
Controllable property operating expense growth	1.6% to 2.0%
Real estate tax and insurance expense increase	4.6% to 5.6%
Total real estate operating expense growth	2.5% to 3.5%
Property NOI growth	3.0% to 4.0%

Corporate Expenses
General and administrative expenses (excluding stock based compensation)	$8.0 to $9.0 million

Capital Expenditures
Recurring	$7.8 to $8.8 million
Value add & non-recurring	$32 to $40 million

Distributions

On March 13, 2018, IRT’s Board of Directors declared a quarterly cash dividend for the first quarter of 2018 of $0.18 per share of IRT common stock, payable on April 20, 2018 to stockholders of record April 4, 2018.

The inaugural quarterly distribution completes IRT’s previously announced transition to a quarterly distribution of cash dividends.

Selected Financial Information

See the schedules at the end of this Release for selected financial information for IRT.

Non-GAAP Financial Measures and Definitions

IRT discloses the following non-GAAP financial measures in this release: FFO, CFFO, Adjusted EBITDA and NOI.  Included at the end of this release is a reconciliation of IRT’s reported net income to its FFO and CFFO, a reconciliation of IRT’s same store NOI to its reported net income, a reconciliation of IRT’s Adjusted EBITDA to net income, and management’s respective definitions and rationales for the usefulness of each of these non-GAAP financial measures and other definitions used in this release.

Conference Call

All interested parties can listen to the live conference call webcast at 9:30 AM ET on Wednesday, April 25, 2018 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.844.775.2542, access code 9668145.  For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website and telephonically until Wednesday, May 2, 2018 by dialing 1.855.859.2056, access code 9668145.

Supplemental Information

IRT produces supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors.  The supplemental information is available via the Company's website, www.irtliving.com, through the "Investor Relations" section.

About Independence Realty Trust, Inc.

Independence Realty Trust (NYSE: IRT) is a real estate investment trust that owns and operates 56 multifamily apartment properties, totaling 15,280 units, across non-gateway U.S. markets, including Atlanta, Louisville, Memphis, and Raleigh. IRT’s investment strategy is focused on gaining scale within key amenity rich submarkets that offer good school districts, high-quality retail and major employment centers. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return of capital through distributions and capital appreciation.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “seek,” “outlook,” “assumption,” “projected,” “strategy”, “guidance” or other, similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of IRT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within IRT’s control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Some of the factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements include, but are not limited to, the assumptions underlying IRT’s 2018 EPS and CFFO guidance; changes in financial markets and interest rates, or to the business or financial condition of IRT; changes in market demand for rental apartment homes and competitive pricing from projected apartment industry dynamics, demographic and employment information; IRT’s maintenance of real estate investment trust (“REIT”) status; availability of financing and capital; risks associated with pursuing additional strategic acquisitions, including risks associated with the need to raise additional capital to fund the acquisitions; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by IRT from time to time, including those discussed under the heading “Risk Factors” in IRT’s most recently filed reports on Forms 10-K and 10-Q. Dividends are subject to the discretion of IRT’s Board of Directors, and will depend on IRT’s financial condition, results of operations, capital requirements, compliance with applicable laws and agreements and any other factors deemed relevant by IRT’s Board.  IRT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust, Inc. Contact

Edelman Financial Communications & Capital Markets

Ted McHugh and Lauren Tarola

212.277.4322

IRT@edelman.com

Schedule I

Independence Realty Trust, Inc.

Selected Financial Information

(Dollars in thousands, except share and per share amounts)

(unaudited)

	For the Three Months Ended
	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
Selected Financial Information:
Operating Statistics:
Net income available to common shares	$3,412		$6,293		$1,097		$18,739		$4,077
Earnings (loss) per share -- diluted	$0.04		$0.08		$0.02		$0.27		$0.06
Total property revenue	$45,616		$42,307		$39,864		$39,431		$38,895
Total property operating expenses	$18,418		$16,610		$16,196		$15,918		$15,992
Net operating income	$27,198		$25,697		$23,668		$23,513		$22,903
NOI margin	59.6%		60.7%		59.4%		59.6%		58.9%
Adjusted EBITDA	$23,012		$21,743		$20,220		$19,493		$19,512
FFO per share	$0.17		$0.14		$0.13		$0.12		$0.17
CORE FFO per share	$0.18		$0.18		$0.19		$0.19		$0.18
Dividends per share	$0.18		$0.18		$0.18		$0.18		$0.18
CORE FFO payout ratio	100.0%		100.0%		94.7%		94.7%		100.0%
Portfolio Data:
Total gross assets	$1,689,689		$1,551,238		$1,497,546		$1,400,864		$1,390,589
Total number of properties	56		52		50		46		47
Total units	15,280		14,017		13,729		12,812		13,198
Period end occupancy	93.5%		94.0%		94.8%		94.5%		94.7%
Total portfolio average occupancy	93.7%		94.1%		94.7%		94.9%		93.8%
Total portfolio average effective monthly rent, per unit	$1,004		$1,003		$1,002		$1,008		$976
Same store period end occupancy (a)	94.2%		94.9%		94.9%		94.6%		94.8%
Same store portfolio average occupancy (a)	94.4%		94.7%		94.7%		95.0%		93.9%
Same store portfolio average effective monthly rent, per unit (a)	$1,020		$1,018		$1,018		$1,012		$1,005
Capitalization:
Total debt	$903,286		$778,442		$731,625		$764,521		$765,695
Common share price, period end	$9.18		$10.09		$10.17		$9.87		$9.37
Market equity capitalization	$806,671		$885,094		$880,257		$712,413		$674,591
Total market capitalization	$1,709,957		$1,663,536		$1,611,882		$1,476,934		$1,440,286
Total debt/total gross assets (b)	53.5%		50.2%		48.9%		54.6%		55.1%
Net debt to adjusted EBITDA (b)	9.7	x	8.8	x	8.9	x	9.7	x	9.7	x
Interest coverage (b)	2.8	x	3.0	x	2.9	x	2.7	x	2.6	x
Common shares and OP Units:
Shares outstanding	86,973,397		84,708,551		83,518,603		69,143,955		69,125,681
OP units outstanding	899,215		3,011,351		3,035,654		3,035,654		2,869,050
Common shares and OP units outstanding	87,872,612		87,719,902		86,554,257		72,179,609		71,994,731
Weighted average common shares and units	87,466,518		86,646,371		75,009,859		71,703,735		71,656,205

(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.
(b)

In Q3 2017, we announced the acquisition of a nine-property portfolio and completed an equity raise aggregating $133.0 million in gross proceeds.  These transactions temporarily reduced our leverage as the closing of the acquisitions occurred on various dates through January 3, 2018.  For the three months ended March 31, 2018, our proforma net debt to EBITDA would have been 9.4x if adjusted for the timing of acquisitions and timing of current value add initiatives.

Schedule II

Independence Realty Trust, Inc.

Reconciliation of Net Income (loss) to

Funds From Operations and

Core Funds From Operations

(Dollars in thousands, except share and per share amounts)

(unaudited)

	For the Three Months Ended March 31,
	2018	2017
Funds From Operations (FFO):
Net Income (loss)	$3,500	$4,245
Adjustments:
Real estate depreciation and amortization	11,201	7,595
Net (gains) losses on sale of assets excluding defeasance costs	-	85
Funds From Operations	$14,701	$11,925
FFO per share	0.17	0.17
Core Funds From Operations (CFFO):
Funds From Operations	14,701	11,925
Adjustments:
Stock compensation expense	470	388
Amortization of deferred financing costs	444	519
Acquisition and integration expenses	-	122
Other depreciation and amortization	23	12
Other expense (income)	(52)	-
Core Funds From Operations	$15,586	$12,966
CFFO per share	0.18	0.18
Weighted-average shares and units outstanding	87,466,518	71,656,205

Schedule III

Independence Realty Trust, Inc.

Reconciliation of Same-Store Net Operating Income to Net Income (loss)

(Dollars in thousands)

(unaudited)

	For the Three-Months Ended (a)
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Reconciliation of same-store net operating income to net income (loss)
Same store	$21,623	$21,924	$21,652	$21,943	$21,208
Non same store	5,575	3,773	2,016	1,570	1,695
Property management income	139	140	202	130	247
Property management expenses	(1,683)	(1,696)	(1,328)	(1,444)	(1,538)
General and administrative expenses	(2,734)	(2,398)	(2,322)	(2,706)	(2,100)
Acquisition and integration expenses	-	(386)	(569)	(265)	(122)
Depreciation and amortization expense	(11,224)	(9,912)	(8,671)	(8,011)	(7,607)
Interest expense	(8,340)	(7,129)	(6,963)	(7,162)	(7,448)
Other income (expense)	144	94	12	(12)	(5)
Net gains (losses) on sale of assets	—	2,952	(92)	16,050	(85)
Gains (losses) on extinguishment on debt	—	—	—	(572)	—
Acquisition related debt extinguishment expenses	—	(843)	(2,781)	—	—
Net income (loss)	$3,500	$6,519	$1,156	$19,521	$4,245

(a)	Same store portfolio consists of 42 properties, which represent 11,677 units.

Schedule IV

Independence Realty Trust, Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

And Interest Coverage Ratio

(Dollars in thousands)

(unaudited)

	Three Months Ended
ADJUSTED EBITDA:	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
Net income (loss)	$3,500		$6,519		$1,156		$19,521		$4,245
Add-Back (Deduct):
Depreciation and amortization	11,224		9,912		8,671		8,011		7,607
Interest expense	8,340		7,129		6,963		7,162		7,448
Other (income) expense	(52)		(94)		(12)		12		5
Acquisition and integration expenses	—		386		569		265		122
Net (gains) losses on sale of assets	—		(2,952)		92		(16,050)		85
(Gains) losses on extinguishment of debt	—		—		—		572		—
Acquisition related debt extinguishment expenses	—		843		2,781		—		—
Adjusted EBITDA	$23,012		$21,743		$20,220		$19,493		$19,512

INTEREST COST:
Interest expense	$8,340		$7,129		$6,963		$7,162		$7,448

INTEREST COVERAGE:	2.8	x	3.0	x	2.9	x	2.7	x	2.6	x

Schedule V

Independence Realty Trust, Inc.

Definitions

Average Effective Monthly Rent per Unit

Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented.  We believe average effective rent is a helpful measurement in evaluating average pricing.  This metric, when presented, reflects the average effective rent per month.

Average Occupancy

Average occupancy represents the average of the daily physical occupancy for the period presented.

Adjusted EBITDA

EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as acquisition and integration expenses, asset sales, debt extinguishments and acquisition related debt extinguishment expenses. EBITDA and Adjusted EBITDA are each non-GAAP measures.  We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of our performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.

Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)

IRT believes that FFO and CFFO, each of which is a non-GAAP measure, are additional appropriate measures of the operating performance of a REIT and IRT in particular. IRT computes FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.

CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including stock compensation expense, depreciation and amortization of other items not included in FFO, amortization of deferred financing costs, acquisition and integration expenses, and other non-cash or non-operating gains or losses related to items such as defeasance costs we incur when we sell a property subject to secured debt, asset sales, debt extinguishments, and acquisition related debt extinguishment expenses from the determination of FFO.

IRT’s calculation of CFFO differs from the methodology used for calculating CFFO by certain other REITs and, accordingly, IRT’s CFFO may not be comparable to CFFO reported by other REITs. IRT’s management utilizes FFO and CFFO as measures of IRT’s operating performance, and believes they are also useful to investors, because they facilitate an understanding of IRT’s operating performance after adjustment for certain non-cash or non-operating items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and that may not accurately compare IRT’s operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, IRT believes that FFO and CFFO may provide IRT and our investors with an additional useful measure to compare IRT’s financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor CFFO should be considered as an alternative to net income as an indicator of IRT’s operating performance or as an alternative to cash flow from operating activities as a measure of IRT’s liquidity.

Interest Coverage

Interest coverage is a ratio computed by dividing our Adjusted EBITDA by our interest expense.

Net Debt

Net debt, a non-GAAP measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands).

	As of
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total debt	$903,286	$778,442	$731,625	$764,521	$765,695
Less: cash and cash equivalents	(10,399)	(9,985)	(10,128)	(6,271)	(10,065)
Total net debt	$892,887	$768,457	$721,497	$758,250	$755,630

IRT presents net debt because management believes it is a useful measure of IRT’s credit position and progress toward reducing leverage.  The calculation is limited in that IRT may not always be able to use cash to repay debt on a dollar for dollar basis.

Net Operating Income

IRT believes that Net Operating Income (“NOI”), a non-GAAP measure, is a useful measure of its operating performance. IRT defines NOI as total property revenues less total property operating expenses, excluding interest expenses, depreciation and amortization, acquisition expenses, property management expenses, and general and administrative expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

Same Store Properties and Same Store Portfolio

IRT reviews its same store portfolio at the beginning of each calendar year.  Properties are added into the same store portfolio if they were owned at the beginning of the previous year.  Properties that are held-for-sale or have been sold are excluded from the same store portfolio.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets.  The following table provides a reconciliation of total assets to total gross assets (Dollars in thousands).

	As of
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total assets	$1,577,879	$1,450,624	$1,405,212	$1,317,177	$1,306,986
Plus: accumulated depreciation (a)	94,001	84,097	76,664	68,433	68,262
Plus: accumulated amortization	17,809	16,517	15,670	15,254	15,341
Total gross assets	$1,689,689	$1,551,238	$1,497,546	$1,400,864	$1,390,589
(a)	Includes previously recognized depreciation on properties classified as held-for-sale.